SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934




                          December 18, 2003
______________________________________________________________________________
                  (Date of earliest event reported)



                         CFS Bancorp, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



     Delaware                   000-24611                          35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



707 Ridge Road, Munster, Indiana                                     46321
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                             (219) 836-5500
______________________________________________________________________________
          (Registrant's telephone number, including area code)



                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



ITEM  7.  Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1            Press  Release dated December  18, 2003



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On December 18, 2003, CFS Bancorp, Inc. (the "Company") announced that its Board of Directors declared on December 15, 2003 a quarterly cash dividend of $0.11 per share payable on January 30, 2004 to stockholders of record at the close of business on January 9, 2004.

     For additional information, reference is made to the Company's press release dated December 18, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.



















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CFS BANCORP, INC.



Date: December 24, 2003       By: /s/Brian L. Goins
                                  --------------------------
                                  Brian L. Goins
                                  Vice President-Corporate Counsel






























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